UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/12/2010

DAYSTAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34052

DE	84-1390053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2972 Stender Way
Santa Clara CA 95054
(Address of principal executive offices, including zip code)

408 582-7100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Purchase Agreement, Secured Convertible Promissory Note and Warrant

    DayStar Technologies, Inc. (the "Company") and Michael Moretti, entered into an Amended Purchase Agreement (the "Amended Agreement") dated as of April 12, 2010. Pursuant to the Amended Agreement, Mr. Moretti agreed to loan the Company the amount of $100,000 (the "Loan") to fund ongoing research and development and related business operations. The Amended Agreement incorporates smaller loans from Mr. Moretti with the loan of $250,000 on January 6, 2010, into one agreement. Additionally, the Company and Mr. Moretti entered into a Second Purchase Agreement (the "Second Agreement") in an amount of $50,000 (the "Second Loan") to fund ongoing research and development and related business operations.

    On April 12, 2010, the Company also issued Mr. Moretti (a) an Amended Secured Convertible Promissory Note (the "Amended Note"), (b) a Second Secured Convertible Promissory Note (the "Second Note"),(c) an Amended warrant to purchase 700,000 shares of the Company's common stock (subject to adjustment for certain dilutive transactions) (the "Amended Warrant"), and (d) a second warrant to purchase 166,667 shares of the Company's common stock (subject to adjustment for certain dilutive transactions) (the "Second Warrant"),((c) and (d) collectively, the "Warrants"). The Amended Note is convertible into shares of the Company's common stock based on a $0.50 conversion price and the Second Note is convertible into shares of the Company's common stock based on a $0.30 conversion price. The Amended Note and the Second Note carry an interest rate of 10% per annum. The Amended Warrant has an exercise price of $0.80 per share and the Second Warrant has an exercise price of $0.70 per share.

    The foregoing descriptions of the Purchase Agreement, Note and Warrant do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Note and Warrant which are included as exhibits to this report and which are incorporated herein by reference.

    As of April 12, 2010, Mr. Moretti's beneficial ownership upon conversion and exercise of the outstanding convertible securities and warrants held by Mr. Moretti is 1,733,334.

Security Agreement

    In connection with the transaction discussed above, the Company and Mr. Moretti entered into an Amended Security Agreement effective as of April 12, 2010, (the "Security Agreement"). As security for the Loan, the Security Agreement grants Mr. Moretti a security interest in the Company's contracts, intellectual property, all of the Company's other assets, and certain assets as reflected in an exhibit to the Amended Security Agreement. It is anticipated that Mr. Moretti's security interest will be pari passu with earlier lenders to the Company.

    The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement which is included as an exhibit to this report and which is incorporated herein by reference.

Registration Rights Agreement

    In connection with the transaction discussed above, the Company and Mr. Moretti entered into an Amended Registration Rights Agreement dated as of April 12, 2010 (the "Registration Rights Agreement") pursuant to which the Company granted Mr. Moretti registration rights with respect to the shares of the Company's common stock that may be issued upon either conversion of the Note or exercise of the Warrant.

    The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement which is included as an exhibit to this report and which is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

    The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

    As reported under Item 1.01 of this report, on April 12, 2010 the Company issued Mr. Moretti (a) the Amended Note, (b) the Second Note, (c) the Amendend Warrant, and (d) the Second Warrant. The Amended Note is convertible into shares of the Company's common stock based on a $0.50 conversion price and the Warrant has an exercise price of $0.80 per share. As consideration for the Amended Note, Mr. Moretti loaned the Company $350,000. The Second Note is convertible into shares of the Company's common stock based on a $0.30 conversion price and the Second Warrant has an exercise price of $0.70 per share.

    The foregoing descriptions of the Note and Warrant do not purport to be complete and are qualified in their entirety by reference to Item 1.01 of this report and to the Note and Warrant which are included as exhibits to this report and which are incorporated herein by reference.

    The Company claims an exemption from registration under Section 4(2) of the Securities Act of 1933. The Company has obtained certain representations and warranties of the purchaser contained in the Purchase Agreement to support the Company's reliance on this exemption.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.        Description

10.1                Amended Purchase Agreement, dated as of April 12, 2010, between DayStar

                Technologies, Inc. and Michael Moretti

10.2            Second Purchase Agreement, dated as of April 12, 2010, between DayStar

                Technologies, Inc. and Michael Moretti

10.3            Amended Secured Covertible Promissory Note

10.4            Second Secured Convertible Promissory Note

10.5                Amended Security Agreement, effective as of April 12, 2010, between

                DayStar Technologies, Inc. and Michael Moretti

10.6                Amended Registration Rights Agreement, dated as of April 12, 2010, between

                DayStar Technologies, Inc. and Michael Moretti

10.7                Amended Warrant to Purchase 700,000 Shares of Common Stock Dated April 12, 2010

10.8                Second Warrant to Purchase 166,667 Shares of Common Stock Dated April 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: April 12, 2010	By:	/s/ Magnus Ryde
Magnus Ryde
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Amended Purchase Agreement, dated as of April 12, 2010, between DayStar Technologies, Inc. and Michael Moretti
EX-10.2	Second Purchase Agreement, dated as of April 12, 2010, between DayStar Technologies, Inc. and Michael Moretti
EX-10.3	Amended Secured Covertible Promissory Note
EX-10.4	Second Secured Convertible Promissory Note
EX-10.5	Amended Security Agreement, effective as of April 12, 2010, between DayStar Technologies, Inc. and Michael Morett
EX-10.6	Amended Registration Rights Agreement, dated as of April 12, 2010, between DayStar Technologies, Inc. and Michael Moretti
EX-10.7	Amended Warrant to Purchase 700,000 Shares of Common Stock Dated April 12, 2010
EX-10.8	Second Warrant to Purchase 166,667 Shares of Common Stock Dated April 12, 2010